Exhibit 10.4
                                                                    ------------
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AMENDMENT OF SOLICITATION/      |1. CONTRACT ID CODE          PAGE   OF  |PAGES
MODIFICATION OF CONTRACT        |                                  |     |
                                |                                1 |  1  |    1
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2.AMENDMENT/        |3. EFFECTIVE DATE     |4. REQUISITION/     |5. PROJECT NO.
MODIFICATION NO.    |                      |PURCHASE REQUEST NO.|(If applicable)
       2            |                      |R-2003-PC-00006     |
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6.ISSUED BY    CODE|                       |7. ADMINISTERED BY     CODE |
                   |_______________________|(If other than Item 6)      |_______
Department of Housing and Urban Development|     Elisa Scott
Office of the Chief Procurement Officer    |     Contract Specialist
451 Seventh Street, SW, Room 5266          |     (202)  708-1772 ext. 7128
Washington, DC 20410-5000                  |     (202) 708-2933 Facsimile
                                           |
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8. NAME AND ADDRESS OF CONTRACTOR         |(x)|9A. AMENDMENT OF SOLICITATION NO.
(No., street, county, State, and ZIP Code)|   |
                                          |___|_________________________________
Management Solutions & Systems, Inc.      |   |9B. DATED  (SEE ITEM 11)
8540 Ashwood Drive                        |   |
Capitol Heights, Maryland  20743          |   |_________________________________
                                          | X |10A. MODIFICATION OF CONTRACT/
                                          |   |ORDER NO.
                                          |   | C-OPC-22140
__________________________________________|   |_________________________________
CODE             |FACILITY CODE           |   |10B. DATED  (SEE ITEM 13)
                 |                        |   |July 1, 2003
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            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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The numbered solicitation is amended as          |    |is         |    |is not
set forth in Item 14. The hour and date specified|    |extended   |____|extended
for receipt of offers                             ----

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or, (c) By separate letter or telegram which includes a
reference  to  the   solicitation  and  amendment   numbers.   FAILURE  OF  YOUR
ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
                  836/60304 (CAM)FY 2003 Increase $1,462,775.00
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        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
   |     SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
___|____________________________________________________________________________
   | B.   THE  ABOVE  NUMBERED   CONTRACT/ORDER   IS  MODIFIED  TO  REFLECT  THE
   |      ADMINISTRATIVE   CHANGES   (such  as   changes   in   paying   office,
   |      appropriation data, etc.)
   |      AS SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103.(b)
___|____________________________________________________________________________
   |  C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
___|____________________________________________________________________________
 X |  D.   OTHER (Specify type of modification and authority)
   |                 FAR 52.217-8 "Option to Extend Services "
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IMPORTANT: Contractor   is  not X  is  required to sign this document and return
  1  Copies to the issuing office.
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14.  DESCRIPTION OF  AMENDMENT/MODIFICATION  (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) TIN: 52-2037526

The purpose of this modification is to extend the period of performance of the subject contractor and increase the funding. Therefore, the following applies:

     a. Pursuant to FAR 52.217-8 "Option to Extend Services", the Option Period I of the contract is hereby exercised. The period of performance encompassed by the extension shall extend from July 1, 2003 through June 30, 2004.

     b. Funds in the amount of $1,141,774.68 are hereby obligated and made available to fund the contract for the period July 1, 2003 through June 30, 2004.

          As a result of the funds obligated, the total contract value is now as follows:

           Previous Task Order Obligations (FY 2002)     $1,182,669.48
           Amount this Obligation (FY 2003)              $1,141,774.68
           Total Obligations (FY 2003)                   $1,141,774.68

           Total Contract Obligations                    $2,324,444.16

     All other terms and conditions remain the same.
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15A. NAME AND TITLE OF SIGNER    |16A.  NAME AND TITLE OF CONTRACTING OFFICER
(Type or print)                  |(Type or print)
                                 |Amelia McCormick
                                 |Contracting Officer
_________________________________|______________________________________________
15B. CONTRACTOR/OFFEROR | 15C. DATE|16B. UNITED STATES OF AMERICA |DATE
                        | SIGNED   |                              |SIGNED
_______________________ |          | BY___________________________|
(Signature of person    |          |    (Signature of Contracting |
authorized to sign)     |          |          Officer)            |
________________________|__________|______________________________|_____________